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                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT C

                      ML LIFE INSURANCE COMPANY OF NEW YORK
               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C

                        SUPPLEMENT DATED OCTOBER 1, 2004
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2004
                                       FOR
                       MERRILL LYNCH CONSULTS ANNUITY(SM)


This supplement updates the Prospectuses for the Merrill Lynch Consults Annuity(SM) (the "Consults Annuity") issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. Please retain this supplement with your Consults Annuity Prospectus for your reference.

Effective October 1, 2004, Roszel Advisors, LLC, the investment adviser for the MLIG Variable Insurance Trust (the "MLIG Trust"), changed the name and subadviser of one of the Funds described in your Contract prospectus.

The Roszel/Sound Large Cap Core Portfolio of the MLIG Trust is now subadvised by Fayez Sarofim & Co., and has changed its name to the Roszel/Fayez Sarofim Large Cap Core Portfolio. Accordingly, effective October 1, 2004, the name of the subaccount corresponding to the Roszel/Sound Large Cap Core Portfolio changed from the Roszel/Sound Large Cap Core Subaccount to the Roszel/Fayez Sarofim Large Cap Core Subaccount. Although the investment objective for this Portfolio has not changed, the subadviser intends to pursue that objective using a slightly different investment strategy. A summary of the investment objective and strategy for the Roszel/Fayez Sarofim Large Cap Core Portfolio is set forth below.

Investment Objective: The Portfolio seeks long-term capital appreciation.

Investment Strategy:  The Portfolio pursues its investment objective by investing primarily in large capitalization equity securities of companies that the adviser believes will have predictable earnings growth. The adviser employs a research-driven process to invest in high quality large-cap multinationals. The adviser's investment committee makes all investment decisions based on its economic and market outlook, the identification of secular themes, and specific purchase and sale recommendations from the research staff. The research effort focuses on the bottom-up, fundamental analysis of what the adviser believes to be high quality, industry leading, financially strong global companies, with an emphasis on predictable earnings growth and a valuation component to the process.

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This subaccount was previously closed to allocations of premiums and contract value for Consults Annuities purchased on or after October 17, 2003. EFFECTIVE OCTOBER 1, 2004, THE ROSZEL/FAYEZ SAROFIM LARGE CAP CORE SUBACCOUNT IS AVAILABLE IN ALL CONSULTS ANNUITIES FOR ALLOCATIONS OF PREMIUMS AND CONTRACT VALUE, INCLUDING THOSE CONSULTS ANNUITIES PURCHASED ON OR AFTER OCTOBER 17, 2003.

Currently, the subaccounts investing in the following Portfolios of the MLIG Trust remain closed to allocations of premiums and transfers of contract value for Contracts issued after the dates shown:

        - The Roszel/Credit Suisse International Portfolio for Contracts issued on or after August 1, 2003;

        - The Roszel/Valenzuela Mid Cap Value Portfolio for Contracts issued on or after February 3, 2004; and

        - The Roszel/MLIM Relative Value Portfolio for Contracts issued on or after March 16, 2004.

For each of these subaccounts, if you purchased your Contract before the noted date, you may continue to allocate premiums and transfer contract value to the respective subaccount. If you purchased your Contract after the noted date, you may not allocate premiums or transfer contract value to that subaccount. We will keep you informed of any change in the status of these subaccounts.

                                      * * *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 (for Consults Annuities issued by Merrill Lynch Life Insurance Company) or (800) 333-6524 (for Consults Annuities issued by ML Life Insurance Company of New York), or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.